UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - DECEMBER 5, 2005


                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                      333116045                     20-0909393
            ------                      ---------                     ----------
(State or other jurisdiction of        (Commission                 (IRS Employer
        incorporation)                 File Number)       Identification Number)


                           460 SAINT-GABRIEL, SUITE 21
                           ---------------------------
                        MONTREAL, QUEBEC, CANADA H2Y 2Z9
                        --------------------------------
                    (Address of principal executive offices)


                                 (514) 397-0575
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                TABLE OF CONTENTS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2005, XL Generation International Inc. (the "Company") entered into a Common Stock Purchase Agreement with each of Capex Investments Limited, Aton Select Fund Limited and Asset Protection Fund Limited (each a "Purchaser," and collectively, the "Purchasers"). Pursuant to the Common Stock Purchase Agreements, each Purchaser agreed to pay one million dollars ($1,000,000) to purchase from the Company (i) 1,111,111 shares of the Company's common stock; and (ii) Series A Warrants entitling each Purchaser to purchase up to an additional 1,111,111 shares of the Company's common stock at an exercise price initially set at $1.25 per share. The Series A Warrants shall expire on November 8, 2007, and contain customary adjustment provisions in the event of changes in the capitalization of the Company. In connection with these Common Stock Purchase Agreements, the Company entered into a Registration Rights Agreement with each of the Purchasers, pursuant to which the Company agreed to register a total of 2,222,222 shares for each Purchaser, representing the total number of shares of common stock sold to such Purchaser and those shares of common stock to be issued to the Purchaser upon the execution of the Series A Warrant.

The offering price for the aggregate of 3,333,333 shares of the Company's common stock and Series A Warrants to purchase up to an additional 3,333,333 shares of the Company' common stock was a total of $3,000,000 (consisting of $1,000,000 from each of the Purchasers). No underwriting commissions were paid or discounts granted to underwriters.

On December 5, 2005, the Company and Aton Select Fund Limited entered into an Amendment to the Common Stock Purchase Agreement, pursuant to which Aton Select Fund Limited agreed to the cancellation of the Series A Warrant it was granted pursuant to the Common Stock Purchase Agreement executed on November 8, 2005, and has relinquished its right to purchase up to an additional 1,111,111 shares of the Company's common stock at $1.25 per share. The number of shares subject to the Registration Rights Agreement will be reduced to reflect this waiver.

On December 5, 2005, the Company and Asset Protection Fund Limited entered into an Amendment to the Common Stock Purchase Agreement, pursuant to which Asset Protection Fund Limited has agreed to reduce the number of shares of the Company's common stock it is entitled to purchase pursuant to the Series A Warrants from 1,111,111 to 330,000 shares. The number of shares subject to the Registration Rights Agreement will be reduced to reflect this waiver.

There is no other material relationship between either Aton Select Fund Limited and Asset Protection Fund Limited and the Company or its affiliates.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

On December 5, 2005, the Company entered into an Amendment to the Common Stock Purchase Agreement with each of Aton Select Fund Limited and Asset Protection Fund Limited, as described in Item 1.01 and incorporated herein by reference thereto.

The Company entered into the November 8, 2005 transactions, as subsequently amended, in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D and Regulation S promulgated thereunder. Each of the Purchasers have represented in their respective Common Stock Purchase Agreements both that they are an "accredited investor" (as defined in Rule 501 of Regulation D) and that they are not a "U.S. Person" (as such term is defined in Regulation S).


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ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (d)   Exhibits.

Exhibit No.   Description of Exhibits
-----------   -----------------------



Exhibit 10.6 Common Stock Purchase Agreement, dated as of November 8, 2005, by and among XL Generation International Inc. and Aton Select Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.7 Common Stock Purchase Agreement, dated as of November 8, 2005, by and among XL Generation International Inc. and Asset Protection Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.9 Series A Warrant to Purchase Shares of Common Stock of XL Generation International Inc., issued as of November 8, 2005 to Aton Select Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.10 Series A Warrant to Purchase Shares of Common Stock of XL Generation International Inc., issued as of November 8, 2005 to Asset Protection Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.12 Registration Rights Agreement, dated as of November 8, 2005, by and among XL Generation International Inc. and Aton Select Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.13 Registration Rights Agreement, dated as of November 8, 2005, by and among XL Generation International Inc. and Asset Protection Fund Limited, incorporated by reference to the exhibits to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2005.

Exhibit 10.14 Amendment to the Common Stock Purchase Agreement by and between XL Generation International Inc. and Aton Select Fund Limited, dated as of December 5, 2005.*

Exhibit 10.15 Amendment to the Common Stock Purchase Agreement by and between XL Generation International Inc. and Asset Protection Fund Limited, dated as of December 5, 2005.*

*     Filed herewith.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         XL GENERATION INTERNATIONAL INC.
Dated: December 8, 2005


                                         By: /s/ Alain Lemieux
                                             ----------------------------------
                                             Name:   Alain Lemieux
                                             Title:  President, Chief Executive
                                                     Officer, and Director


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